                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                 March 12, 1998

                           THE LEARNING COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-12375                                           94-2562108
(Commission File Number)                       (IRS Employer Identification No.)

One Athenaeum Street, Cambridge, Massachusetts                    02142
  (Address of principal executive offices)                      (Zip Code)

                                 (617) 494-1200
               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  See Index to Exhibits attached hereto.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On March 6, 1998, SoftKey Software Products Inc. ("SoftKey"), a Canadian subsidiary of The Learning Company, Inc. (the "Company"), agreed to sell in a private placement to certain Canadian institutional investors (the "Purchasers") through Griffiths McBurney & Partners and First Marathon Securities Limited (collectively, the "Underwriters") 6,250,000 special warrants (the "Special Warrants").

         On March 12, 1998, SoftKey sold 8,687,500 Special Warrants to the Purchasers for a purchase price of Cdn $22.80 per Special Warrant resulting in aggregate gross proceeds to SoftKey of Cdn $198,075,000. The Underwriters received a fee of 4.0% of the aggregate gross proceeds of the private placement for their services.

         Each Special Warrant entitles the holder thereof to acquire from SoftKey, upon exercise of the Special Warrant at no additional cost, one SoftKey exchangeable non-voting share (or in certain circumstances 1.07 SoftKey exchangeable non-voting shares) (the "SoftKey Shares"). The SoftKey Shares are exchangeable on a one-for-one basis for shares of common stock, $.01 par value per share, of the Company (the "TLC Shares") without additional payment.

         The Company has relied upon the exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"). The basis for this exemption is the representation that the Purchasers are not "U.S." persons within the meaning of Regulation S and that the Special Warrants, the SoftKey Shares and the TLC Shares will not be offered or sold in the United States or to a "U.S." person unless covered by an effective registration statement or an applicable exemption from the registration requirement of the Act is available, nor will the SoftKey Shares be exchanged for TLC Shares in the United States or to a "U.S." person unless the issuance of the TLC Shares is covered by an effective registration statement or an applicable exemption from the registration requirement of the Act is available.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 1998                THE LEARNING COMPANY, INC.
                                             (Registrant)

                                    By: /s/ Neal S. Winneg
                                        ------------------
                                        Neal S. Winneg
                                        Sr. Vice President and General Counsel

                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release issued by The Learning Company, Inc. on March 6, 1998